                                                                   EXHIBIT 99.18

                         UNITED STATES BANKRUPTCY COURT

                          SOUTHERN DISTRICT OF NEW YORK

In re:   Williams Communications Group, Inc.              Chapter 11 Case No.
         and CG Austria, Inc.,                            02-11957 (SMB)
         Debtors.                                         (Jointly Administered)


                   MONTHLY OPERATING STATEMENT FOR THE PERIOD
           AFTER APRIL 22, 2002 (DATE OF FILING) THROUGH MAY 31, 2002


DEBTORS' ADDRESS:    Williams Communications Group, Inc. and CG Austria, Inc.
                     One Technology Center
                     Tulsa, Oklahoma  74103

DEBTORS' ATTORNEY:   Jones, Day, Reavis & Pogue
                     222 East 41st Street
                     New York, New York  10017

REPORT PREPARER:     Williams Communications Group, Inc. and CG Austria, Inc.

                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

     The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.

DATE: June 17, 2002                       By:   /s/ SCOTT E. SCHUBERT
                                             ----------------------------------
                                             Name:  Scott E. Schubert
                                             Title: Chief Financial Officer and
                                                    Corporate Services Officer

            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                      INDEX TO MONTHLY OPERATING STATEMENT



                                                                                                            PAGE
                                                                                                            ----
Financial Statements as of May 31, 2002 and for the Period after April 22, 2002
(Date of Filing) through May 31, 2002:
   Combined Balance Sheet.................................................................................     2
   Combined Statement of Operations.......................................................................     3
   Combined Statement of Cash Flows.......................................................................     4
   Notes to Combined Financial Statements.................................................................     5


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            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                             COMBINED BALANCE SHEET
                               AS OF MAY 31, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)

 ASSETS
   Current assets:
     Cash and cash equivalents ...........................................................     $        44
     Short-term investments ..............................................................          24,896
     Interest receivable .................................................................             435
     Prepaid expenses ....................................................................             396
                                                                                               -----------
         Total current assets ............................................................          25,771
    Investments:
     Equity in wholly-owned subsidiary ...................................................       3,215,465
     Receivable from wholly-owned subsidiary .............................................          50,000
   Employee notes receivable .............................................................          19,844
   Security deposits .....................................................................           3,550
                                                                                               -----------
         Total assets ....................................................................     $ 3,314,630
                                                                                               ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT
   Liabilities not subject to compromise:
     Accrued liabilities:
       Retention accruals ................................................................     $     1,352
       Other .............................................................................             486
     Non-current retention accruals ......................................................          12,589
                                                                                               -----------
         Total liabilities not subject to compromise .....................................          14,427
   Liabilities subject to compromise:
     Accounts payable ....................................................................         102,050
     Interest accrued ....................................................................         136,701
     Preferred stock dividends accrued ...................................................           4,547
     Long-term debt:
       Senior redeemable notes ...........................................................       2,449,000
       Unsecured note to The Williams Companies, Inc. associated with termination of
         the asset defeasance program ....................................................         753,867
       Wholly-owned subsidiary ...........................................................       1,500,000
                                                                                               -----------
         Total liabilities subject to compromise .........................................       4,946,165
   6.75% redeemable cumulative convertible preferred stock, $0.01 par value, 500 million preferred shares authorized, 5.0 million 6.75% redeemable cumulative convertible shares outstanding, aggregate liquidation preference of $250.0
     million .............................................................................         250,000
STOCKHOLDERS' DEFICIT:
   Class A common stock, $0.01 par value, 1 billion shares authorized, 493.1 million
     shares outstanding ..................................................................           4,931
   Class B common stock, $0.01 par value, 500 million shares authorized, no shares
     outstanding .........................................................................              --
   Capital in excess of par value ........................................................       3,895,710
   Accumulated deficit ...................................................................      (5,784,702)
   Accumulated other comprehensive loss ..................................................         (11,901)
                                                                                               -----------
         Total stockholders' deficit .....................................................      (1,895,962)
                                                                                               -----------
         Total liabilities and stockholders' deficit .....................................     $ 3,314,630
                                                                                               ===========

                             See accompanying notes.

                                       2
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            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                        COMBINED STATEMENT OF OPERATIONS
    FOR THE PERIOD AFTER APRIL 22, 2002 (DATE OF FILING) THROUGH MAY 31, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)


        Selling, general and administrative expenses .....................................     $      (426)
        Restructuring charges:
           Retention expense .............................................................            (900)
           Litigation expense ............................................................            (166)
        Investing income .................................................................             128
        Reorganization items:
           Gain on forgiveness of interest ...............................................          70,337
           Write-off of deferred financing costs .........................................         (68,503)
           Professional fees and other ...................................................            (101)
                                                                                               -----------

        Income before equity in net loss of wholly-owned subsidiary ......................             369
        Equity in net loss of wholly-owned subsidiary ....................................         (77,038)
                                                                                               -----------
        Net loss .........................................................................     $   (76,669)
                                                                                               ===========

                             See accompanying notes.


                                       3
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            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                        COMBINED STATEMENT OF CASH FLOWS
    FOR THE PERIOD AFTER APRIL 22, 2002 (DATE OF FILING) THROUGH MAY 31, 2002
                                   (UNAUDITED)
                                 (IN THOUSANDS)

OPERATING ACTIVITIES
Net loss .................................................................................     $    (76,669)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
   Gain on forgiveness of interest .......................................................          (70,337)
   Write-off of deferred financing costs .................................................           68,503
   Equity in net loss of wholly-owned subsidiary .........................................           77,038
   Cash provided by (used in) changes in:
     Interest receivable .................................................................             (123)
     Prepaid expenses ....................................................................               56
     Accounts payable ....................................................................              480
     Accrued liabilities .................................................................               57
     Non-current retention accruals ......................................................              910
                                                                                               ------------
Net cash used in operating activities ....................................................              (85)

FINANCING ACTIVITIES
Net cash provided by financing activities ................................................               --

INVESTING ACTIVITIES
Purchase of short-term investments .......................................................          (24,896)
                                                                                               ------------
Net cash used in financing activities ....................................................          (24,896)
                                                                                               ------------

Decrease in cash and cash equivalents ....................................................          (24,981)
Cash and cash equivalents at beginning of period .........................................           25,025
                                                                                               ------------
Cash and cash equivalents at end of period ...............................................     $         44
                                                                                               ============

                             See accompanying notes.


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            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1. BASIS OF PRESENTATION

    Williams Communications Group, Inc. ("WCG" and, together with its direct and indirect operating subsidiaries, the "Company") is a non-operating holding company whose principal asset is 100% of the membership interest in Williams Communications, LLC ("WCL"). WCL is an operating company whose business comprises the Network and Emerging Markets segments. In addition, WCL is the direct or indirect parent of all the remaining subsidiaries of the Company, including CG Austria, Inc. ("CG Austria"), a non-operating holding company with direct and indirect interest in certain foreign subsidiaries of the Company.

    On April 22, 2002, WCG and CG Austria (collectively, the "Debtors") commenced cases (Case Nos. 02-11957(SMB) and 02-11956(SMB), respectively) (collectively, the "Chapter 11 Cases") under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). No chapter 11 case has been commenced for WCL and its remaining subsidiaries, and those entities continue to operate in the ordinary course of business outside of bankruptcy.

    WCG's investment in the equity of its wholly-owned subsidiary is stated at cost plus equity in undistributed losses of WCL since the date of acquisition. WCG's share of net loss of its wholly-owned unconsolidated subsidiary is included in consolidated net loss using the equity method. Since CG Austria is wholly-owned by WCL, its investment in the equity of its direct and indirect foreign subsidiaries is included in WCG's investment of WCL. In addition, CG Austria's share of its net loss in its direct and indirect foreign subsidiaries is included in WCG's net loss.

    The accompanying interim combined financial statements as of May 31, 2002 and for the period after April 22, 2002 (date of filing) through May 31, 2002, include the accounts of WCG and CG Austria. The interim combined financial statements do not include all notes in annual financial statements, and therefore should be read in conjunction with the consolidated financial statements, notes and certain supplemental schedules thereto in the Company's 2001 Annual Report on Form 10-K as well as the Company's First Quarter 2002 Report on Form 10-Q/A. The interim combined financial statements have not been audited by independent auditors but include all adjustments, which, in the opinion of the Company's management, are necessary to present fairly its financial position and its results of operations and cash flows for the interim period.

    The interim combined financial statements have been prepared on a going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The ability of the Company to continue as a going concern is dependent upon, among other things, the outcome of the Chapter 11 Cases, future profitable operations and the ability to generate sufficient cash from its operations and financing arrangements to meet its obligations. Management believes that the restructuring plan that it is developing, if successfully implemented, will provide sufficient liquidity to allow the Company to operate as a going concern. However, there can be no assurance that the sources of liquidity will be available or sufficient to meet the Company's needs, and accordingly, there is substantial doubt about the Company's ability to continue as a going concern. Substantial doubt about the Company's ability to continue as a going concern was expressed in an explanatory paragraph in the Company's report from its independent public accountants which accompanied the Company's Annual Report on Form 10-K. The interim combined financial statements


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            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

              NOTES TO COMBINED FINANCIAL STATEMENTS - (CONTINUED)
                                   (UNAUDITED)



do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

    The interim combined financial statements have been prepared in accordance with Statement of Position ("SOP") 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code." SOP 90-7 requires, among other things, that pre-petition liabilities that are subject to compromise be segregated in the balance sheet as liabilities subject to compromise and that revenues, expenses, realized gains and losses and provisions for losses resulting from the reorganization and restructuring of the company be reported separately as reorganization items in the statement of operations. In accordance with SOP 90-7, interest expense on liabilities subject to compromise ceased as of April 22, 2002 (date of filing). In addition, WCG wrote off deferred financing costs associated with liabilities subject to compromise to reorganization items as of April 22, 2002 (date of filing) in accordance with SOP 90-7.

2. GAIN ON FORGIVENESS OF INTEREST

    In March 2002, The Williams Companies, Inc. ("TWC") secured the consents of holders of the senior secured notes issued by WCG Note Trust, a wholly-owned subsidiary of WCL, to amend certain provisions of the related indenture. The amendment, among other things, provided that TWC would make the required March and September 2002 interest payments totaling approximately $115 million on behalf of WCG to WCG Note Trust, and WCG would not be required to reimburse TWC for these interest payments. Therefore, upon adopting SOP 90-7, WCG recognized a gain of $70.3 million related to the interest accrued on its $1.5 billion note to WCG Note Trust.

3. RECEIVABLE FROM WHOLLY-OWNED SUBSIDIARY

    As of May 31, 2002, WCG's receivable from WCL consists of an eight-year promissory note entered into on November 1, 1999. The note does not currently bear interest. On April 22, 2002, WCG contributed $9.6 billion of this promissory note to member's equity of WCL. In addition, on April 22, 2002, WCL paid to WCG $25 million in order to fund the expenses of the Chapter 11 Cases in accordance with the Cash Collateral Order.

4. INVESTMENT IN EQUITY OF WHOLLY-OWNED SUBSIDIARY AND SENIOR REDEEMABLE NOTES

    The financial information contained in this monthly operating report contains certain consolidation adjustments required under generally accepted accounting principles. Accordingly, amounts reflected herein with respect to certain assets and liabilities of WCG differ from the amount that would be reported for WCG solely on an unconsolidated basis without regard to certain intercompany activities (the reporting basis in each of the Debtors' Schedules of Assets and Liabilities and Statements of Financial Affairs filed June 6,
2002). For example, without consolidation adjustments, the book value on May 31, 2002 of WCG's equity interest in WCL was approximately $3.5 billion. Whereas, the book value of the equity interest in WCL is reflected herein as $3.214 billion after making consolidation adjustments in accordance with generally accepted accounting principles to account for the net gain resulting from the purchase of $551.0 million in face amount of WCG's senior redeemable notes for approximately $240 million in cash by WCG's indirect subsidiary CG Investment Company, LLC ("CGI"). Similarly, although there exists $3.0 billion in principal amount of WCG's senior redeemable notes issued and


                                       6
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            WILLIAMS COMMUNICATIONS GROUP, INC. AND CG AUSTRIA, INC.
                             (DEBTORS IN POSSESSION)

              NOTES TO COMBINED FINANCIAL STATEMENTS - (CONTINUED)
                                   (UNAUDITED)



outstanding, after making consolidation adjustments in accordance with generally accepted accounting principles to account for the $551 million of such notes currently held by CGI, the liability associated with such notes is reflected herein as $2.449 billion.

5. GUARANTEE

    WCG is a guarantor under WCL's credit facility. As of May 31, 2002, $775.0 million was outstanding under this facility.

6. TAXES PAID

    WCG paid franchise taxes of $90 thousand to the State of Delaware during the interim period.




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